

Radient
PHARMACEUTICALS

Cancer Testing Making a Difference

Investor Presentation

Q2 2011

Ticker Symbol	**NYSE Amex: "RPC"**
Recent Share Price	**$0.40**
52-Week High	**$1.75**
52-Week Low	**$0.28**
Average Volume	**4,223,180**
Shares Outstanding	**118M**
Market Capitalization	**$47.2M**

Mr. Douglas MacLellan
Chairman & CEO
Tel: 1.310.283.4201
dmaclellan@radient-pharma.com

Ms. Kristine Szarkowitz
Director, Investor Relations
Tel: 206.310.5323
kszarkowitz@radient-pharma.com

Safe Harbor Statement

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this document include certain predictions and projections that may be considered forward- looking statements under securities law. These statements involve a number of important risks and uncertainties that could cause actual results to differ materially including, but not limited to, the performance of joint venture partners, as well as other economic, competitive and technological factors involving the Company's operations, markets, services, products, and prices. With respect to Radient Pharmaceuticals Corp. (the "Company"), except for the historical information contained herein, the matters discussed in this document are forward looking statements involving risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. There may be potential risks and uncertainties related to the Company's access to additional capital, competition and dependence on key management.

Radient
PHARMACEUTICALS

Company Overview

- RPC develops, manufactures and distributes novel IVD cancer products

- Addressing significant unmet healthcare need with *$10.1B market opportunity in 2014
- Lead Product — Onko-Sure®
  - Clinically proven, US FDA-cleared IVD test that detects and/or monitors more than 19 different types of cancer.
  - Helps physicians answer important clinical questions addressing:
    - Early cancer detection;
    - Disease treatment strategy; and
    - Monitoring of disease progression, prognosis & diagnosis.

- International Distribution Network:
  - 19+ global distributors selling to CLIA labs; hospitals, universities and medical centers
  - 3 government-sponsored broad general cancer screening programs
  - Direct sales to CLIA-certified laboratories

- Proven Executive Management Team

- Backed by Additional Corporate Assets:
  - 98% ownership in Jade Pharmaceuticals Inc. (Approximate $20M valuation)
  - 100% ownership in CIT cancer & vaccine therapy

(* *Source: Kalorama Information*)

Radient PHARMACEUTICALS

Market Opportunity



5-year Projected Worldwide Oncology IVD Product Sales (in $billions)
IVD Oncology Market Growing at an 11% CAGR
$6.2B
$6.9B
$7.6B
$8.5B
$9.4B
$10.1B
2009
2010
2011
2012
2013
2014

Source: Kalorama Information

Radient PHARMACEUTICALS

Onko-Sure® IVD Cancer Test

- **Simple, reliable, non-invasive blood test** that measures the accumulation of specific breakdown products in the blood called Fibrin and Fibrinogen Degradation Products (FDP).
- **Detects and/or monitors 19 types of cancer**, including: liver, stomach, tongue, ovarian, pancreatic, colon, rectum, lung, uterine, bladder, hematological, prostrate, trophoblast, breast, hepatocellular, esophageal, thyroid, cervical, brain & malignant lymphoma.
  - Table 1. List of countries in which the Onko-Sure® kit has been marketed and is available for its intended use.

Country Name	Intended Use
USA	CRC Monitoring CLIA-Based Cancer Testing
England	Cancer Testing (Research use only)
Canada	Lung Cancer Testing Lung Cancer Treatment Monitoring
Korea	Cancer Testing
Australia	Cancer Testing
Vietnam	Cancer Testing
Taiwan	Cancer Testing
Singapore/China	Cancer Test (Research use only)
India	Cancer Testing
Greece	Cancer Testing
Israel	Cancer Testing

- **Commercializing** in the U.S., Canada, India, Taiwan and South Korea
- **First test in the U.S. to be approved for monitoring of CRC in over 25 years**
- **Only alternative test to Carcinoembryonic Antigen (or CEA) test**
- **Only blood test approved in Canada for detection and/or monitoring of lung cancer**
- **Only test regulatory-approved as general cancer screen/pan tumor marker** in India, Taiwanese, Vietnamese and European Markets
- **Reliably aids in the detection of multiple cancers** through a single simple blood test

Product Commercialization

- **Market Opportunity:**
  - Worldwide IVD Oncology market growing at a 11% CAGR (Source: Kalorama Information)
  - Market estimated to reach $10.1 billion by 2014
  - Market for cancer tumor markers expected to significantly expand over the next 5 years based on growing incidence of cancers in developed and emerging markets

- **Target Sectors:**
  - Clinical reference labs
  - Hospital labs
  - Cancer centers
  - CRO's
  - Government sponsored health care initiatives
  - Developers of cancer therapeutics worldwide.

- **Business Model :**
  - Volume kit sales to distributors for resale to target markets.
  - Direct kit sales to target markets.
  - Kit sales and test revenue sharing agreements with select lab partners.

Clinical Developments – Validation Study

- **Conducted clinical study for the validation of Onko-Sure® as a useful tool in the detection of all stages of colorectal cancer.**

- **Study is the largest to date for Onko-Sure®:**

  - Approximately 1,000 colorectal patient samples with various disease stages tested in parallel to directly compare the efficacy of Onko-Sure® with the Carcinoembryonic Antigen (or CEA) test and when these two tests are combined.

  - Patients with confirmed clinical diagnoses were tested across six clinically distinct patient groups that included: (1) Stage I colon cancer; (2) Stage II colon cancer; (3) Stage III colon cancer; (4) Stage IV colon cancer; (5) control subjects who are confirmed negative for colon cancer; and (6) control subjects with benign polyps of the colon.

  - Many distinct patient groups were included in the trial in order to add multiple layers of data and conclusions to the analyses.

Study Results (N=926)

- Onko-Sure® IVD cancer test can be up to 17% more effective in detecting CRC in Stages I and II over Carcinoembryonic Antigen (CEA).

- When Onko-Sure® is combined with CEA, **the combined tests deliver a 20% increased sensitivity as opposed to using CEA alone**.

Onko-Sure® DR-70

is a new clinically **useful diagnostic tool** on its own

or **combined with CEA** in the battle with against CRC

in all stages, and specifically, **in early Stages** (stages I and II)

where early diagnosis and treatment

can lead to better patient prognosis.

Radient
PHARMACEUTICALS

Financial & Operational Highlights

- **Implemented Successful Debt Recapitalization Plan**
  - Pursuant to shareholder approval, converted approximately $24.5M of principal and interest in corporate debt since December 2010
- **Private Placement of Convertible Notes & Warrants (Q1 2011)**
  - Raised approximately $6.8M(net) to support Onko-Sure® commercialization strategy.
- **Ongoing expense reduction efforts**
  - Lowered expenses to approximately $550,000 per month
  - Anticipates positive cash flow by YE2012
- **Other progress:**
  - Increasing market awareness for Onko-Sure®
  - Continuing to sign key product distribution agreements
  - Completed clinical study of Onko-Sure®
  - Completing Lung Cancer Study (Estimated completion date May 2011)

Radient
PHARMACEUTICALS

Growth Strategy

- **Product Commercialization:** aggressive international sales of RPC's Onko-Sure® IVD Cancer Test
- **Partnerships:** Leverage brand & reputation of clinical trial partners to increase brand and product awareness and sales
- **Increased Marketing:** Execute additional sales, marketing and PR campaigns to reinforce brand awareness and drive sales growth.
- **Expand distribution rights to drive revenues and expand international footprint.**
- **Attract and retain** the best industry talent in R&D, production, marketing and management.

A1

Investment Highlights

- **High Value, Differentiated IVD Cancer Test:**
  - Clinically proven, USFDA-cleared IVD cancer test
  - Only alternative to CEA blood test
  - Monitors and/or detects more than 19 different types of cancer
  - Only general cancer screen commercially available
  - Has potential to reduce US patient expenses for cancer diagnosis & treatment by $50B
  - Completed clinical trial
  - **Comprehensive Sales Strategy with Extensive International Distribution Network:**
  - 19+ global distributors selling to CLIA, medical & clinical labs; hospitals, universities, medical centers, biotech & pharma companies
  - 3 government-sponsored broad general cancer screening programs
  - Direct sales to CLIA-approved laboratories
- **Revenue Growth Potential:**
  - Recently completed $6.8M in financings
  - Converted approximately $24.5M of principal and interest in corporate debt since December 2010
  - Core product delivers avg. 80% profit margin
  - Anticipate cash flow positive by YE2012
- **Backed by Additional Corporate Assets:**
  - 98% ownership in China-based subsidiary Jade Pharmaceuticals valued at approximately $20M
  - 100% ownership in NuVax (CIT cancer & vaccine therapies)

Radient
PHARMACEUTICALS

FY2011 Asset Development Plan

RPC owns AMDL Diagnostics Inc. (developer, manufacturer and distributor of IVD cancer tests); and owns and/or is developing two additional separate cancer-centric businesses.

NuVax

iThera

NuVax

- Formed in December FY2010 to advance newly in-licensed cancer therapies (initially) for the treatment of multiple myeloma, pancreatic and lung cancers.
- Following financing and a public listing of NuVax in FY2011, RPC anticipates holding 25% minority shareholder position.
- Located in SAN DIEGO, CAIFORNIA

iThera (JADE PHARMACUETICALS, INC.)

- China-based pharmaceutical manufacturer
- In the process of completing a merger with China-based pharmaceutical company BaoTai.
- BaoTai recently completed $1M financing and anticipates completing at least an additional $10M financing & US public listing in FY2011.
- Following the financing and public listing of iThera in FY2011, RPC anticipates holding a 45% minority shareholder position.

Radient
PHARMACEUTICALS

Douglas MacLellan

Executive Chairman & CEO

Douglas C. MacLellan is Chairman of the Board of Directors and Chief Executive Officer of Radient Pharmaceuticals Corporation -- a US-based pharmaceutical company with major operations in China. Through MacLellan's leadership, Radient Pharmaceuticals is on an aggressive growth trajectory as an emerging international pharmaceutical company that offers a strong portfolio of in vitro diagnostic cancer tests and high-end skin care products.

With more than 25 years of international business management and active board experience, Mr. MacLellan has been a catalyst for the development, growth and success of many public and privately-held businesses worldwide. Throughout his professional career, Mr. MacLellan has served on the board of 18 separate companies where he has played an instrumental role in strategic planning, general operations, corporate finance activities, economic policy, asset allocation and mergers & acquisitions. In addition, he has supported the raise of over US$715 million in capital financing for development early-stage, start-up and mid-cap companies. Mr. MacLellan has extensive business experience in the People's Republic of China, and is recognized as an authority on the China government, regulatory, and compliance system; Chinese joint venture; and wholly foreign-owned enterprise (WFOE) structuring.

Companies Mr. MacLellan has served in leadership roles with include, MacLellan Group, Inc., -- a privately held business incubator and financial advisory firm Mr. MacLellan founded in 1992; Board member of Edgewater Foods, International, Inc.; Vice-Chairman of the Board of AXM Pharma, Inc. (AMEX: AXJ) -- a China based bio-pharmaceutical company; as Vice Chairman of the Board Asia American Telecommunications (now Metromedia China Corporation), a majority owned subsidiary of Metromedia International Group, Inc.; Co-Chairman and Investment Committee member the Strategic East European Fund; President, Chief Executive Officer and Director, PortaCom Wireless, Inc., a company engaged as a developer and operator of cellular and wireless telecommunications ventures in selected developing world markets; Board member and co-founder, FirstCom Corporation, an international telecommunications company that operates an access fiber and satellite network in Latin America (now AT&T Latin America); and, Principal and co-founder of Maroon Bells Capital Partners, Inc., U.S. based merchant bank specializing corporate finance services for international and domestic telecommunications and media companies.

MacLellan received advanced training in classical economic theory and international relations from the University of Southern California and was a student of Arthur Laffer, Ph.D., who later employed him as an economist. Mr. MacLellan has also authored numerous industry-specific research papers and portfolio strategy and economic forecasts over the past 25 years.

Radient
PHARMACEUTICALS

Akio Ariura

Chief Operating Officer & CFO

Mr. Akio Ariura was named Chief Operating Officer of Radient Pharmaceuticals in 2008 and continues to serve in the role of Chief Financial Officer, a senior role Mr. Ariura has held with the Company since. His experience spans over 30 years in both private and publicly-held companies across various industries. As COO & CFO of Radient Pharmaceuticals, Mr. Ariura has worldwide responsibility for Radient's business operations and finances, including special projects such as Sarbanes-Oxley Compliance, U.S. Securities & Exchange Commission filings, and project management of mergers and acquisitions.

Prior to joining Radient Pharmaceuticals, Mr. Ariura was Vice President, Sunvest Industries, LLC, in Lake Forest, California, where he oversaw the review, development and implementation of yearly budgets and developed internal controls for the company's operating manufacturing entities. Mr. Ariura also served as Chief Financial Officer for United States operations for Derlan Industries, Inc., Toronto, a Canadian manufacturer with subsidiaries in the U.S. Mr. Ariura holds a B.S. degree in Business Administration from the University of Southern California.

Dr. Afsaneh Motamed-Khorasani

Director of Oncology

As Director of Oncology. Dr. Motamed-Khorasani is responsible for medical affairs for RPC's Onko-Sure™ in vitro diagnostic (IVD) cancer test, including product research and development, collaboration to advance development of RPC's next-generation Onko-Sure IVD cancer test, on-going clinical trial work, authorship and publication of scientific white papers, articles, abstracts and peer-reviewed papers related to Onko-Sure and future developed products and representation for RPC at various oncology, medical and financial conferences, tradeshows and events.

Dr. Motamed-Khorasani has a tenured and diverse range of experience in medical affairs, basic and industrial research and development, clinical trials and intellectual property. Prior to joining RPC, Dr. Motamed-Khorasani served as a senior scientist and medical analyst at Amgen Inc., Microbix Biosystems Inc., Samuel Lunenfeld Research Institute at Mount Sinai Hospital, Princess Margaret Hospital, and Vancouver General Hospital. She has more than 15 years experience and national certificates in GLP, GMP, ICH-GCP and FDA regulatory compliance for clinical trials and is a member of professional associations that include the Endocrine Society, Iranian-American Medical Association (IAMA), Bitech and Pharma Professionals Network (BPPN), American Medical Writers Association (AMWA), and Intellectual Property Institute of Canada (IPIC). Dr. Motamed-Khorasani's research has focused on high throughput approaches in the context of cancer informatics with a particular interest in the use of comparative analysis for the mining of integrated oncology datasets that include protein-protein interaction and gene expression profiling. She has published and presented more than 25 peer-reviewed papers, abstracts, and articles in highly regarded scientific journals, and presented at many high profile conferences and scientific meetings. Of particular note, Dr. Motamed-Khorasani has offered significant contribution in the field of ovarian cancer when she found two genes that may be involved in the prognosis of ovarian cancer. The results of this finding are published in the 2006 edition of the Oncogene Scientific Journal. Dr. Motamed-Khorasani received her PhD degree in Reproductive Endocrinology with a focus on epithelial ovarian cancer from the University of Toronto, Canada.

Mr. Christopher Gee

Director, International Sales & Marketing

Mr. Chris Gee is a tech/biotech industry veteran with extensive international sales, marketing, and distribution management experience. Since 2004 he has held executive positions and managed projects in the USA, PRC China, Hong Kong, Vietnam, and Taiwan including product development, marketing, sales and distribution partnership planning. His responsibilities have spanned US and Asian business operations and included negotiated agreements with top tier international distribution companies. Mr. Gee's background includes three years as a senior analyst at New York University, Stern School of Business. He has also served as principal in various of start-up companies. At Apple Inc. he successfully managed business development and enterprise computing projects. Mr. Gee is a graduate King's College, University of London (MA) and New York University (BA).

Dr. Andrea Small-Howard

Vice President, Scientific Oversight

Dr. Small-Howard joined Radient Pharmaceuticals in 2006 and serves as the Company's Vice President of Scientific Oversight. In this role she is responsible for the oversight of Radient Pharmaceuticals' research and development functions. Prior to joining Radient Pharmaceuticals Corporation, Dr. Small-Howard served as Assistant Researcher/Research Assistant Professor in the Department of Cell and Molecular Biology at the John A. Burns School of Medicine at the University of Hawaii.

Dr. Small-Howard earned her Ph.D. in Biological Sciences at the University of Southern California (USC) and her A.B. (with honors) in Biology from Occidental College, Los Angeles. She completed her education as a Postdoctoral Research Fellow at the Queen's Center for Biomedical Research at The Queen's Medical Center, Honolulu, Hawaii. Dr. Small-Howard has been involved in research for more then 20 years, and her areas of expertise are in biochemistry, molecular biology, pharmacology and immunology. She is the author of numerous articles in peer-reviewed journals and has made numerous presentations at national scientific meetings.

Ms. Kristine Szarkowitz

Director, Investor Relations

Ms. Kristine Szarkowitz is the Director of Investor Relations for Radient Pharmaceuticals Corporation. In this role, Ms. Szarkowitz is responsible for Radient Pharma's communications strategy, programs and outreach to the investment community and other key external publics. A communications and business strategist for over 17, Ms. Szarkowitz is an accomplished communicator and expert in a diverse range of communications disciplines, including investor, media, and analyst relations; marketing and internal communications; crisis communications; and executive leadership training. She has held senior position with both Fortune 500 and start-up, entrepreneurial companies in a broad spectrum of industry sectors. Companies include Piper Jaffray, Weyerhaeuser, Washington Mutual, AskMe Corporation, Hasbro (formerly Wizards of the Coast), mPoria Inc. and others. In addition to her expertise in the field of communications, Ms. Szarkowitz is noted business strategist, business writer and corporate spokesperson. Ms. Szarkowitz received her Bachelor of Science Degree in Mass Communications from the University of Wisconsin-Stevens Point and completed Master's work at Syracuse University where she focused on developing new strategic approaches to help business leaders work more effectively with key external publics.

Board of Directors

Mr. Douglas MacLellan: **Chairman & CEO, Radient Pharmaceuticals.** See complete bio under 'Executive Management Team' section

Dr. Robert Beart Jr.; Independent Director. Dr. Beart Jr. is the medical director of the Glendale Hospital CRC Institute. Previously he had been with the University of Southern California (USC) and is a recognized specialist and expert in colorectal diseases and cancer, pioneer of the ileal pouchanal anastomosis, and thought leader in the medical, scientific and research communities.

Dr. Robert L. Rooks DVM, MS; independent Director. Dr. Rooks is the founder, and retired director of VCA All-Care Animal Referral Center, in Fountain Valley, CA. Under his leadership, VCA has grown into an organization comprised of three subsidiaries that include the All-Care Animal Referral Center, the Animal Orthopedic Care Center, and the Animal Cancer Care Center. Collectively, these centers are staffed by more than 25 veterinarians and 65 technicians who see over 30,000 patient cases annually under Dr. Rooks' guidance.

Mr. Michael Boswell: Chairman, Audit & Compensation Committees. Mr. Boswell is an independent and seasoned international business executive with significant financial acumen.

Mr. Henry Jia: Director. An independent senior corporate manager with deep manufacturing and marketing experience with respect to the Asia pharmaceutical market, and has an in-depth understanding of the industry.

Radient
PHARMACEUTICALS